UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2013

MeetMe, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33105	86-0879433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Union Square Drive New Hope, Pennsylvania	18938
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 862-1162

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

On December 20, 2013, MeetMe, Inc. (the “Company”) held its annual meeting of stockholders. Proposals to be voted on by stockholders included:

1.	The election of six members to the Company’s Board of Directors (the “Board”);

2.

To approve, on an advisory basis, the Company’s named executive officer compensation as disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on November 22, 2013 (the “2013 Proxy”);

3.	To approve, on an advisory basis, an annual advisory vote on the compensation of the Company’s named executive officers; and

4.	To ratify the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and

There were 38,477,359 shares of common stock and 1,000,000 shares of preferred stock entitled to 1,479,948 votes, voting together as a class, for a total of 39,957,307 votes. 33,750,909 votes (84.46% of the outstanding shares) were cast. The results for each of the proposals were as follows:

1.	Election of Directors to serve until the 2014 Annual Meeting of Stockholders or until their successors are elected and qualified:

	FOR	WITHOLD	BROKER NON-VOTES
John Abbott	16,894,830	2,781,968	14,074,111
Alonso Ancira	15,224,966	4,451,832	14,074,111
Jean Clifton	19,474,258	202,540	14,074,111
Geoffrey Cook	19,437,708	239,090	14,074,111
Ernesto Cruz	14,776,395	4,900,403	14,074,111
Spencer Rhodes	19,491,360	185,438	14,074,111

2.	Approval, on an advisory basis, of the Company’s named executive officer compensation as disclosed in the 2013 Proxy:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
18,914,823	324,756	437,219	14,074,111

3.	Approval, on an advisory basis, of an annual advisory vote on the compensation of the Company’s named executive officers:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
15,904,603	44,014	3,255,177	473,004	14,074,111

4.	Ratification of the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
33,195,443	137,307	418,159	0

Item 7.01     Regulation FD Disclosure.

On December 23, 2013, the Company issued a press release announcing the Company has started delivering its mobile inventory on the Pinsight Media + platform. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.     Description

99.1      MeetMe, Inc. press release, dated December 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEETME, INC.

Date: December 23, 2013	By:	/s/ Geoffrey Cook
	Name:	Geoffrey Cook
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	MeetMe, Inc. press release, dated December 23, 2013.